Convertible Notes:	12 Months Ended
Dec. 31, 2012
Convertible Notes:

Note 12.    Convertible Notes:

In May 2007, the Company issued $103,500,000 aggregate principal amount of senior subordinated convertible notes ("Old Notes"), of which $102,347,000 remained outstanding prior to June 15, 2012. Old Notes with a face value of $1,153,000 were previously settled in cash or repurchased by the Company in the open market at a total cost of approximately $452,000. Such Old Notes included interest at a rate of 5.50% annually, paid semi-annually in arrears and originally matured on June 15, 2022.

On May 16, 2012, the Company notified the holders of Old Notes, as required by the Indenture governing such notes (the "Indenture"), that they had the right to require the Company to purchase all or a portion of their Old Notes on June 15, 2012 and that, pursuant to a negotiated agreement with the largest note holders, the Company would pay, in cash, any such notes validly surrendered. On June 15, 2012, pursuant to the put option provided in the Indenture (the "Put Option"), holders of Old Notes elected to surrender approximately $16.9 million of the Old Notes to the Company for cash leaving a remaining balance of approximately $85.4 million.

Concurrent with the Put Option, the Company announced the restructuring agreement (the "Restructuring"), which was approved by shareholders in June 2012, with its three largest holders of Old Notes, who then held approximately 88% of such outstanding Old Notes. Subsequently, in the third quarter, the next largest holder of Old Notes was added to the Restructuring bringing the total amount of outstanding principal under the Old Notes subject to the Restructuring to approximately 98.7%. Thereafter in the third quarter, management also offered the same restructuring terms to the holders of the remaining 1.3% of the Company's outstanding Old Notes (the "Other Note Holders").

The Restructuring, among other terms, provided for the redemption of the remaining Old Notes held that were not previously surrendered to the Company pursuant to the Put Option. The general terms of the Restructuring were as follows:

For each $1,000 in principal amount, plus any accrued and unpaid interest on the Old Notes through the date on which the Restructuring was consummated:

•         $700 principal amount of Old Notes were exchanged for: (i) $200 in cash, (ii) 147.06 Class A common shares of the Company (equivalent to a conversion price of $3.40), and (iii) a pro rata portion of an aggregate 5.468% Contingent Value Right ("CVR").

•         $300 principal of Old Notes remained outstanding representing the same continuing indebtedness, subject to certain amended terms (the "Modified Notes") including: (i) maturity date of June 29, 2014; (ii) convertible into 250 shares of Class A common stock per $1,000 (equivalent to a conversion price of $4.00) at any time after the closing date upon 3 days prior written notice to the Company; (iii) mandatory redemption obligation for an amount of cash equal to 120% of the face value thereof plus accrued and unpaid interest upon certain events related to the receipt of proceeds connected with the arbitration proceedings or sale or other disposition of the Company's mining data; (iv) optional redemption for shares of Common Stock at the conversion price noted above plus cash for any accrued and unpaid interest if the closing sale price of its Class A common shares is equal to or greater than 200% of the conversion price for at least 20 trading days in the period of 30 consecutive trading days; and (v) redemption at maturity by payment of cash in an amount equal to the principal plus accrued and unpaid interest thereon.

The CVR entitles each note holder of the Modified Notes to receive, net of certain deductions (including income tax calculation), a pro rata portion of a maximum aggregate amount of 5.468% of the proceeds actually received by the Company with respect to the Arbitration proceedings or disposition of the Brisas Project mining data. The proceeds, if any, could be cash, commodities, bonds, shares or any other consideration received by the Company and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVR.

The Company paid approximately $2.6 million in restructuring costs including $0.9 million to holders of Old Notes electing the Restructuring based on their pro rata share of the total Old Notes restructured and $1.7 million in legal and other transaction costs. The restructuring costs have been allocated to the various components of the consideration given by the Company as detailed below. In addition, the Company paid $4.6 million, $5.6 million and $5.6 million in interest during 2012, 2011 and 2010 respectively.

The offer period related to the Restructuring expired on November 23, 2012 and was finalized on November 27, 2012. Holders of an aggregate of $84,405,000 of Old Notes elected to participate in the Restructuring and $1,042,000 of Old Notes declined to participate. Pursuant to the terms of the Restructuring, the Company paid a total of $16,887,500 cash, issued a total of 12,412,501 Class A common shares, exchanged Old Notes for Modified Notes with a face value of $25,315,000 and issued CVR's totaling 5.468% of the proceeds actually received by the Company with respect to the Arbitration proceedings or disposition of the Brisas Project mining data.

Management considered the relevant fair value measurement guidance as required by generally accepted accounting principles in order to record the debt restructuring transaction based on the fair value of the consideration given to redeem the Old Notes. At June 15, 2012, the fair value of the agreed upon consideration was estimated to equal the carrying value of the Old Notes of $84.4 million. On November 27, 2012 when the restructuring was completed, the fair value of the aggregate consideration given was estimated at approximately $75.1 million, resulting in a gain on the transaction of approximately $9.3 million which is recorded in the audited consolidated statement of operations net of costs associated with the restructuring transaction. The gain is due to the effect of the decrease in the share price between June 15, 2012 and the date the restructuring was completed on the fair value of the consideration given. As of November 27, 2012, management's estimate of the fair value of the consideration given included approximately $16.9 million cash, $37.9 million of equity, $19.3 million of Modified Notes and $1.0 million related to the CVR as summarized below:

	November 27, 2012 Fair Value of Consideration Given
	Cash	Equity	Notes	CVR	Gain	Total
Restructured notes	$16,887,500	$37,858,125	$19,302,688	$1,030,794	$9,325,893	$84,405,000
Restructuring costs		(672,248)	(657,770)	(18,303)	(1,236,798)	2,585,119
		$37,185,877	$18,644,918	$1,012,491	$8,089,095

The face value of convertible notes outstanding subsequent to the Restructuring was $26,357,000, which includes $25,315,000 of Modified Notes and $1,042,000 of Old Notes held by Other Note Holders who declined to participate in the Restructuring. The Modified notes were initially recorded at their estimated fair value, net of restructuring costs and will be accreted to their face value using the effective interest rate method over the expected life of the notes (estimated to be the maturity date of June 29, 2014), with the resulting charge recorded as interest expense.

Estimated fair value of modified notes as of November 27, 2012	$19,302,688
Restructuring costs allocated to modified notes	(657,770)
18,644,918
Accretion of modified notes during 2012	338,536
Carrying value of modified notes as of December 31, 2012	18,983,454
Old notes	1,042,000
Total carrying value of convertible notes as of December 31, 2012	$20,025,454

The remaining Old Notes held by non-electing Other Note Holders continue to be subject to the original terms of the Indenture which include (i) a maturity date of June 15, 2022; (ii) conversion into 132.626 shares of Class A common shares per $1,000 (equivalent to a conversion price of $7.54 per common share) at any time upon prior written notice to the Company; (iii) the ability of the Company, at its option, to redeem all or part of the Old Notes for cash at a redemption price equal to 100% of the principal amount being redeemed plus accrued and unpaid interest.

The covenants in the Indenture, as amended, relating to both the new Modified Notes and the Old Notes are generally limited to administrative issues such as payments of interest, maintenance of office or agency location, delivery of reports and other related issues. Likewise, events of default are defined as failure to pay interest and principal amounts when due, default in the performance of covenants, failure to convert notes upon holder's exercise of conversion rights and similar provisions or the Company's failure to give notice of a fundamental change which is generally defined as events related to a change of control in the Company.